EXHIBIT 21.1

List of Subsidiaries of Weight Watchers International, Inc.

BLTC Pty Limited, incorporated in Australia

LLTC Pty Limited, incorporated in Australia

Weight Watchers Asia Pacific Finance Limited Partnership, incorporated in Australia

Great Day Holdings Limited, incorporated in Hong Kong

Weight Watchers International Pty. Ltd, incorporated in Australia

Gutbusters Pty Ltd., incorporated in Australia

Millhill Enterprises Pty Ltd, incorporated in Australia

Fortuity Pty Ltd, incorporated in Australia

Weight Watchers Australia Holdings Pty Ltd., incorporated in Australia

Weight Watchers Services Pty Ltd, incorporated in Australia

Weight Watchers Belgium N.V., incorporated in Belgium

Weight Watchers Botswana Pty Ltd, incorporated in Botswana

Weight Watchers do Brasil Programas Alimentares Ltda, incorporated in Brazil

Vigilantes do Peso Marketing Ltda, incorporated in Brazil

Weight Watchers Canada, Ltd., incorporated in Canada

Weight Watchers Asia Holdings Ltd., incorporated in Cayman Islands

Weight Watchers Danone (China) Weight Loss Consultation Co., Ltd., incorporated in Hong Kong

Weight Watchers de Colombia Ltda., incorporated in Columbia

W. W. Inventory Service Corp., incorporated in Delaware

Weight Watchers North America, Inc., incorporated in Delaware

Weight Watchers Direct, Inc., incorporated in Delaware

Waist Watchers, Inc., incorporated in Delaware

W. W. I. Subsidiary, Inc., incorporated in Delaware

W. W. Camps and Spas, Inc., incorporated in Delaware

WW Funding Corp., incorporated in Delaware

WeightWatchers.com, Inc., incorporated in Delaware

WW Foods, LLC, incorporated in Delaware

WeightWatchers.ca Limited, incorporated in Delaware

Momentum Holdings 2008, Inc., incorporated in Delaware

Weight Watchers Denmark APS, incorporated in Denmark

Weight Watchers Operations Denmark APS, incorporated in Denmark

Weight Watchers Eesti AS, incorporated in Estonia

Weight Watchers Suomi Oy, incorporated in Finland

WeightWatchers.fr S.A.R.L., incorporated in France

Weight Watchers France S.A.R.L., incorporated in France

Weight Watchers Operations France EURL, incorporated in France

Weight Watchers Limited, incorporated in Hong Kong

Weight Watchers Danone China, Ltd., incorporated in Hong Kong

Il Salvalinea, S.R.L., incorporated in Italy

Weight Watchers Latvia SIA, incorporated in Latvia

Centro de Cuidado Del Peso, S. de R.L. de C.V., incorporated in Mexico

Servicios Operativos CP, S. de R.L. de C.V., incorporated in Mexico

Weight Watchers Vigilantes de Peso de Mexico, S.A. de C.V., incorporated in Mexico

WeightWatchers.nl B.V., incorporated in Netherlands

Weight Watchers Nederlands, B.V., incorporated in Netherlands

W.W. Weight Reduction Services, Inc., incorporated in New York

W/W TwentyFirst Corporation, incorporated in New York

58 WW Food Corp., incorporated in New York

Weight Watchers Camps, Inc., incorporated in New York

Weight Watchers Foundation, Inc., incorporated in New York

W.W.I. European Services, Ltd., incorporated in New York

Weight Watchers New Zealand Limited, incorporated in New Zealand

Weight Watchers New Zealand Unit Trust, incorporated in New Zealand

Weight Watchers Limited, incorporated in New Zealand

Weight Watchers Polska Spz.o.o., incorporated in Poland

Weight Watchers (Deutschland) GmbH, incorporated in Germany

Weight Watchers South Africa, incorporated in South Africa

Weight Watchers (Lesotho) Pty, incorporated in South Africa

Weight Watchers Spain S.L., incorporated in Spain

Weight Watchers Operations Spain S.L., incorporated in Spain

Weight Watchers Sweden ViktVaktarna Akiebolag, incorporated in Sweden

Weight Watchers European Holding AB, incorporated in Sweden

Weight Watchers (Switzerland) SA, incorporated in Switzerland

Weight Watchers (U.K.) Limited, incorporated in United Kingdom

Weight Watchers (Exercise) Ltd., incorporated in United Kingdom

Weight Watchers (Accessories & Publications) Ltd., incorporated in United Kingdom

Weight Watchers (Food Products) Limited, incorporated in United Kingdom

Weight Watchers UK Holdings Ltd., incorporated in United Kingdom

Weight Watchers International Holdings Ltd., incorporated in United Kingdom

WeightWatchers.co.uk Limited, incorporated in United Kingdom

WeightWatchers.de Limited, incorporated in United Kingdom